Jimmy C. Tallent President & CEO H. Lynn Harton Chief Operating Officer Rex S. Schuette EVP & Chief Financial Officer rex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & Chief Risk Officer

Cautionary Statement

This news release contains forward‐looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward‐looking statements to differ materially from actual results, please refer to United Community Banks, Inc.’s filings with the Securities and Exchange Commission including its 2011 Annual Report on Form 10‐K under the sections entitled “Forward‐Looking Statements”. Forward‐looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward‐looking statements.

Non-GAAP Measures

This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such non‐GAAP financial measures include the following: net interest margin – pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating income (loss) and net operating earnings (loss) per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk‐weighted assets. The most comparable GAAP measures to these measures are: net interest margin, net interest revenue, fee revenue, operating expense, net income (loss), diluted earnings (loss) per share and equity to assets.

Management uses these non‐GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non‐GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods. These non‐GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non‐GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non‐GAAP Reconcilement Tables’ at the end of the Appendix to this presentation.

United at a Glance

Founded in 1950 27 Banks and 104 Offices

Third‐largest bank holding company in Georgia

Headquartered in Blairsville, Georgia with 105 locations throughout north Georgia, metro Atlanta, coastal Georgia, western North Carolina and east Tennessee

1,590 employees

Deposit Market Share(1) Key Statistics as of 12/31/12

Market Banks Offices Deposit Share Rank (billions)

North Georgia 11 22 32% 1 Total assets $6.80 Atlanta MSA 10 37 4 7 Total deposits $5.95 Gainesville MSA 1 5 12 5 Loans $4.18 Coastal Georgia 2 8 4 8 Western North Carolina 1 20 12 3 East Tennessee 2 11 2 9

¹ FDIC deposit market share and rank as of 6/12 for markets where United takes deposits. Source: SNL and FDIC. Excludes 2 Loan Production Offices.

5 PERFORMANCE – TRENDS

Highlights Fourth Quarter

 Improving Quarterly Results

 Net income of $9.26 million, or 11 cents per share

 Sixth quarterly profit in past seven quarters

 Core earnings (pre-tax, pre-credit) of $29.1 million

 Modest Loan Growth, Both Linked Quarter and Year Ago

 Increased commercial and retail lending opportunities

 Solid Improvement in All Credit Quality Metrics

 Metrics improving across all areas

 Strong Core Transaction Deposit Growth

 Year-to-date up 11%

 Building customer deposit base

 Represents 55% of total customer deposits compared to 34% at the end of 2008

Net Interest Revenue

$ in millions

*Excludes $2 million accrued interest on performing loans sold in connection with the bulk loan sale in 1Q11 that we were not paid for as part of the agreement with the purchaser.

8 Core Fee Revenue - Improving $ in millions

9 Core Operating Expenses – Gaining Efficiencies $ in millions

Core Deposit Mix - Improving

$ in billions 1Q11 4Q12 $5.91 $5.71

Public Public Funds Funds 11% 13% Core

Transaction Core 46% Time Transaction Time 31% 56% 43%

1Q11 4Q12

Demand / NOW $ 1,576 $ 1,841 MMDA / Savings 1,149 1,372

Core Transaction 2,725 3,213

Time 2,516 1,050 Public Deposits 672 739

Total Deposits 5,913 5,002

11 Key Driver of Net Interest Revenue – Loan Growth Margin Compression Due to Loan and securities pricing under pressure Difficult to lower deposit pricing

Key Drivers of Net Interest Revenue / Margin

Net Interest Revenue Growth

%

 Offset margin compression by growing loans

 4Q12 impacted by: Overlap of sub-debt (5 bps) Full quarter impact of scheduled repricing of $90 million corporate bonds from fixed to floating rate (5 bps) New/renewed loan repricing, including new

*Excludes $2 million accrued interest on performing loans sold in connection with the bulk loan sale in 1Q11 HELOC program that we were not paid for as part of the agreement with the purchaser.

13 New Loans Funded (> $100 Thousand) $ in millions Loans ($ bns): $4.163 $4.110 $4.110 $4.128 $4.119 $4.138 $4.175

Loan Portfolio – Diversifying ($ in billions)

1Q11 4Q12

Retail Retail 31% 33%

C & I C & I 34% 38%

Constr Inv RE Constr

18% 17% 13% Inv RE

16%

1Q11 4Q12

Commercial C&I $ 1.425 $ 1.590 Commercial Inv. RE .698 .682 Construction .763 .536 Retail 1.308 1.367

$ 4.194 $ 4.175

15 Core Earnings – Growth Through Fee Revenue / Expense Efficiencies $ in millions

16 Net Income (Loss) $ in millions *Includes $25 million provision for large customer relationship

17 Non-Performing Assets (NPAs) $ in millions $188.8 $160.1 $161.6 $138.1 $145.7 $142.0 $128.2 $118.7 *NPAs to total assets – 1.88% / Allowance to loans at 2.57%

Non-Performing Loans (NPLs) Inflow Trends 18

$ in millions

Quarterly NPL Inflows Since 2009

89.5%

$193.3 $200.0 $177.7 $174.8 $174.9 Decline

$155.0 from Peak

$150.0 $139.0 $119.8 $103.4 $100.0 $81.0 $54.7 $35.9 $45.7 $50.0 $32.4 $29.4 30.5 20.2 $0.0 Q1 ‘09 Q2 ‘09 Q3 ‘09 Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q2 ‘11 Q3 ‘11 Q4 ‘11 Q1 ‘12 Q2 ‘12 Q3 ‘12 Q4 ‘12

Resi Construction Com. Construction Resi. Mortgage Com. RE Commercial Consumer Single Customer

Total NPLs

19 Performing Classified Loans $ in millions

20 OUTLOOK

Our goal: leverage our strengths

 Strong Local Leadership

 Funding Advantage in Our Legacy Markets

 Consistent and Attractive Culture

 Class leading customer satisfaction

 Low employee turnover

To grow our business the right way

 Become Better Retail and Small Business Bank

 Grow sales: Better product design, merchandising, campaign execution

 HELOC program success: $100 million in new balances

 Invest in people

To grow our business the right way

 Continue to Invest In, and Improve, Commercial Capabilities

 Diversify portfolio – Focus on C&I and owner occupied

 Success in Atlanta and Savannah markets

 Invest in people: 30 lenders past 2 years ($300 million)

 Enter new markets: Opened LPO in Greenville SC (4Q12)

 Positive net loan growth going forward

 Executed Customer Derivative Swap Program – Meeting Customer Needs and Adding Fee Revenue

Grow existing fee businesses at faster pace

 Mortgage First Priority

 Performing well, but at 50% of peers

 Focus on home purchase product as well as refinancings

 Focus on lower performing markets

 Invest in management, people and new markets

$3.26 $2.80 $2.32 $2.10 $1.83

 Advisory Services

 Customer satisfaction high

 Invest in management, people and new markets

Summary

 Focus on Core Earnings Growth – Fee Revenue, Expenses, Efficiencies

 Goal for 4Q13 – increase $10 million annually from 4Q12

 Offsetting Margin Headwinds Through Loan Growth and Improving Deposit Mix

 Goal loan growth in 2013 – 4 to 6 percent

 Expecting quarterly margin compression in 2013 – 2 to 4 basis points

 Steady Progress on Credit; Improving Through 2013

 Charge-offs / provisioning improvement by 4Q13 – 80 to 100 basis points

 Solid Strengths – Size, Culture, Capital

 Well-Positioned in All Areas for Opportunities

26 FINANCIAL REVIEW

Core Earnings Summary 27

(in thousands)

Variance - Increase / (Decrease) 4Q12 3Q12 4Q11

Net Interest Revenue $ 56,028 $ (1,343) $ (3,022)

Fee Revenue 14,614 1,611 3,172

 Gross Revenue 70,642 268 150

Operating Expense (Excl OREO) 41,552 1,029 (2,291)

 Pre-Tax, Pre-Credit (Core) $ 29,090 $ (761) $ 2,441Net Interest Margin 3.44% (.16) % (.07)

Fee Revenue - Core 28

(in thousands)

Variance - Increase / (Decrease) 4Q12 3Q12 4Q11

Overdraft Fees $ 3,464 $ 102 $ (73) Debit Card Fees 3,701 638 732 Other Service Charges 1,210 (61) 468 Total Service Charges and Fees 8,375 679 1,127 Mortgage Loan & Related Fees 3,262 462 1,437 Brokerage Fees 751 42 (31) Other 2,163 365 576

Total Fee Revenue - Core 14,551 1,548 3,109

Non-Core(1) 210 (551) (1,015)

Reported - GAAP $ 14,761 $ 997 $ 2,094

(1) Includes net securities gains and charges on prepayment of FHLB advances, hedge ineffectiveness gains, gains from the sale of low income housing tax credits, interest on Federal income tax refund and mark to market adjustments on United’s deferred compensation plan assets.

Operating Expenses - Core 29

(in thousands)

Variance - Increase / (Decrease) 4Q12 3Q12 4Q11

Salaries & Employee Benefits $ 22,960 $ 596 $ (2,578) Communications & Equipment 3,320 66 191 Occupancy 3,455 (84) (517) FDIC Assessment 2,505 (32) (94) Advertising & Public Relations 987 53 43 Postage, Printing & Supplies 1,050 96 33 Professional Fees 2,685 505 689 Other Expense 4,527 (234) (121)

Core Operating Expenses 41,489 966 (2,354)

Non-Core(1) 5,237 977 (2,000)

Reported GAAP $ 46,726 $ 1,943 $ (4,354)

(1) Includes foreclosed property costs, adjustment to reclassify pension plan actuarial gains and losses and unamortized prior service costs to other comprehensive income, severance costs and mark to market adjustments on United’s deferred compensation plan liability.

Net Operating Income 30

(in thousands)

 Variance - Increase / (Decrease) 4Q12 3Q12(1) 4Q11 Core Earnings (Pre-Tax, Pre-Credit) $ 29,090 $ (761) $ 2,441

Provision for Loan Loss (14,000) (1,500) -

NON-CORE FEE REVENUE:

Hedge Ineffectiveness Gaines (Losses) 116 (492) (197) Securites Gains (Losses) 31 31 27 Gains from Sale of Low Income Housing Tax Credits - - (728) Gains (Losses) on Deferred Compensation Plan Assets 63 (90) (117)

 Total Non-Core Fee Revenue 210 (551) (1,015)

NON-CORE OPERATING EXPENSES:

Foreclosed Property Write Downs 1,438 (956) (2,454) Foreclosed Property (Gains) Losses on Sales 1,750 1,400 (1,291) Forclosed Property Maintenance Expenses 1,423 461 (946) Severance Costs 563 162 563 Reclassification of Pension Actuarial Gains to AOCI - - 2,245 Gains (Losses) on Deferred Comp Plan Liability 63 (90) (117)

 Total Non-Core Operating Expenses 5,237 977 (2,000)

Income Tax (Expense) Benefit (802) 518 (4,066)

Net Income $ 9,261 $ (1,307) $ (640)

Net Income 31

(in thousands)

Variance - Increase / (Decrease) 4Q12 3Q12 4Q11 Net Income $ 9,261 $ (1,307) $ (640)

Preferred Stock Dividends (3,045) (4) (20)

Net Income Avail to Common Shareholders $ 6,216 $ (1,311) $ (660)

 Net Income Per Share $ .11 $ (.02) $ (.01)

 Tangible Book Value $ 6.64 $ - $ .17

(DTA Allowance $272 Million - $4.70 / Share)

Shares Outstanding (millions) 58.0 .1 .3

Earnings Summary 2012 Full Year

(in millions)

Over/(Under) Full Year 2012 2011

Net Interest Revenue $ 229.1 $ (6.6) Fee Revenue 53.5 9.3 Operating Expense (Excl OREO) (166.1) 14.2 Core Earnings (Pre-Credit) 116.5 16.9

Provision for Loan Losses (62.5) (16.5)

-Fletcher - 25.0 Asset Disposition Plan - 246.2

NON-CORE FEE REVENUE:

Sec Gains (Losses), Net of Prepmt Losses .4 .3 Tax Credit Sale/IRS Refund 1.8 1.1 Hedge Ineffectiveness .7 (4.3)

Total Non-Core Fee Revenue 2.9 (2.9)

NON-CORE OPERATING EXPENSE:

Foreclosed Property Costs (OREO) (14.0) 4.3 Severance, Modified Retirement (2.3) (3.4)

Total Non-Core Operating Expense (16.3) .9

Income Taxes (2.7) (5.0) Net Income $ 37.9 $ 264.6

Net Income Summary 2012 Actual – Full Year

(in thousands)

Full Year Over/(Under) 2012 2011 Net Income $ 37,856 $ 264,602

Earnings per Share $ .44 $ 6.41 Margin 3.50% .06

Return on Equity 6.43%

Return on Tangible Equity 7.29

Return on Assets .55

Operating Efficiency 64.02 -Core (Excl. OREO) 58.77

Tangible Book Value $ 6.64 .17

-Book Value DTA Recovery $271 M illion or $4.69 /Share

Fee Revenue – Core 2012 Full Year

(in millions)

Over / 2012 2011 (Under)

NSF & Bounce Safe Fees $ 13.3 $ 14.2 $ (.9) Interchange Income 13.1 12.1 1.0 Other Service Charges 5.3 2.8 2.5 Mortgage Loan & Related Fees 10.5 5.4 5.1 Advisory Services 3.1 3.0 .1 Other 8.2 6.7 1.5

Core 53.5 44.2 9.3

Non-Core(1) 3.3 5.7 (2.4)

Reported-GAAP $ 56.8 $ 49.9 $ 6.9

(1) Excludes Securities Gains (Losses), Hedge Ineffectiveness Gains

Operating Expenses – Core 2012 Full Year

(in millions)

Over / 2012 2011 (Under)

Salaries & Employee Benefits $ 93.2 $ 101.3 $ (8.1) Communications & Equipment 12.9 13.1 (.2) Occupancy 14.3 15.6 (1.3) FDIC Assessment 10.1 14.3 (4.2) Advertising & Public Relations 3.9 4.3 (.4) Postage, Printing & Supplies 3.9 4.3 (.4) Professional Fees 8.8 8.7 .1 Other Expense 19.0 18.7 .3

Core 166.1 180.3 (14.2)

Non-Core(1) 16.7 81.3 (64.6)

Reported-GAAP $ 182.8 $ 261.6 $ (78.8)

(1) Excludes Securities Gains (Losses), Hedge Ineffectiveness Gains

36 Deposit Pricing, Excluding Brokered Deposits 36 Note – CD pricing reflects the quarter-ending new and renewed yield. MMDA / NOW pricing reflects the deposit yield for each quarter

Customer Deposit Mix Improving 37

(in millions)

4Q12

56% $5.7B

Public

Demand &

4Q12 3Q12 4Q11 4Q08 Funds

NOW

Demand / NOW $ 1,841 $ 1,796 $ 1,674 $ 1,457 Time 14%

32%

MMDA / Savings 1,372 1,342 1,228 630 >$100k 12%

 Core Transaction 3,213 3,138 2,902 2,087

Time

 11% Growth - $311 Million <$100k MMDA & 18% Sav.

24%

 54% Growth

Customer

Time < $100,000 1,050 1,118 1,326 1,945 4Q08 Public Deposits 739 612 844 755 $6.2B

 Total Core 5,002 4,868 5,072 4,787 Public

Funds Demand &

14% 34% NOW

Time >$100,000 674 699 807 1,336

23%

Public Deposits 31 32 40 87

Time >$100k

 Total Customer 5,707 5,599 5,919 6,210 22%

MMDA & Sav.

10%

Brokered Deposits 245 224 179 793

 Total Deposits $ 5,952 $ 5,823 $ 6,098 $ 7,003 Time <$100k 31%

Core Deposit Growth – Category and Market 38

(in millions, excluding public)

Growth

Year CATEGORY 4Q12 2012

Demand $ 34.3 $ 232.2 MM Accounts 24.7 115.1 Savings 4.9 28.8 NOW 11.3 (65.4) Total Categories $ 75.2 $ 310.7

Percent Growth (Annualized) 10% 11%

MARKET

Atlanta $ 44.1 $ 159.9 North Carolina 2.2 46.8 Coastal Georgia 18.4 37.9 N. Georgia 4.4 41.4 Tennessee (3.8) 8.8 Gainesville 9.9 15.9 Total Markets $ 75.2 $ 310.7

Capital Ratios 39

 Well-

Capitalized DEC ‘12 SEP ‘12 JUN ‘12 Bank Tier 1 RBC 6% 14.6% 14.5% 14.4 % Total RBC 10 15.8 15.7 15.7 Leverage 5 9.9 9.9 9.2

Holding Company

Tier 1 RBC 6 14.2 14.3 14.3 Total RBC 10 15.8 15.8 16.0 Leverage 5 9.7 9.8 9.2 Tier I Common RBC 8.9 8.8 8.8

Tangible Equity to Assets 8.6 8.7 8.2 Tangible Common to Assets 5.7 5.7 * 5.5

*DTA Allowance of $271 million; when reversed adds 3.6%

40 LOAN PORTFOLIO & CREDIT QUALITY

Loan Portfolio (total $4.18 billion)

$1.21B Residential Mortgage

o n

29% t i

u c

B t r

. 38 n s $ o lC t i a % n 9 d e i es

R

$2.43B Commercial 58%

4Q12 3Q12 2Q12 1Q12 4Q11

Total Loans $4.18 $4.14 $4.12 $4.13 $4.11

New Loans Funded (> $100 Thousand) – Category and Market

(in millions)

Year Year CATEGORY 4Q12 2012 MARKET 4Q12 2012

Commercial C & I $ 18.9 $ 80.9 Atlanta $ 49.0 $ 181.9 Owner Occupied CRE 47.4 150.0 Coastal Georgia 31.7 88.3 Income Producing CRE 13.4 57.0 N. Georgia 33.5 116.8 Commercial Constr. 1.9 12.4 North Carolina 12.6 40.0 Total Commercial 81.6 300.3 Tennessee 12.4 54.0 Residential Mortgage 29.7 100.7 Gainesville 10.6 24.2 Residential HELOC 26.9 68.1 Total Markets $ 149.8 $ 505.2 Residential Construction 10.4 31.1 Consumer 1.2 5.0 Total Categories $ 149.8 $ 505.2

43 Commercial Loans (total $2.43 billion) 6% 19% Comm C & I Const $.46B $.15B 28% Income Producing $.68B 47% Owner Occupied $1.13B

44 44

Commercial Real Estate (by loan type)

December 31, 2012 Portfolio Characteristics

Owner Income

(in millions) Occupied Producing Total Percent Office Buildings $ 300 $ 198 $ 498 25%

Multi-Residential/Other Properties 148 119 267 15 62.4% owner-occupied Small Warehouses/Storage 114 66 180 10 Retail 36 113 149 8 Churches 135 - 135 7 Small business, doctors, Convenience Stores 88 17 105 6 dentists, attorneys, CPAs Hotels/Motels - 84 84 5 Franchise / Restaurants 37 35 72 4 Farmland 59 - 59 3 $12 million project limit Manufacturing Facility 49 7 56 3 Auto Dealership/Service 42 10 52 3 Golf Course/Recreation 33 - 33 2 Average Loan Size Leasehold Property 17 16 33 2 Daycare Facility 16 9 25 2 o $469 Composite CRE Carwash 17 - 17 1 Funeral Home 16 1 17 1 o $427 Owner Occupied Movie TheaterBowling/Recreation 15 - 15 1 Marina 9 - 9 1 o $606 Income Producing Mobile Home Parks - 7 7 1 Total $ 1,131 $ 682 $ 1,813

45 45

Commercial Construction (by loan type)

December 31, 2012 (in millions) Amount Percent

Land Develop - Vacant (Improved) $ 65 42 % Portfolio Characteristics Raw Land - Vacant (Unimproved) 42 27 Commercial Land Development 21 14 Office Buildings 8 5 Average loan size: $414k Churches 5 3 Warehouse 2 1 Hotels/Motels 1 1 Convenience Stores 1 1 Miscellaneous Construction 10 6 Total Commercial Construction $ 155 100%

46 Residential Mortgage (total $1.21 billion) Home Equity 32% $.38B Avg loan size $48k Origination Characteristics ■ No broker loans ■ Policy Max LTV: 80-85% ■ 62% of HE Primary Lien

Residential Construction (total $.38 million)

a L d n

12% Raw $45

51% 16% Lot Developing $193 $62

10% Sold $40

11% Spec $41

Average Loan Size (in thousands)

Spec $227 Sold 122 Develop 560 Raw Land115

Residential Construction – Total Company

4Q12 vs. (in millions) 4Q12 3Q12 2Q12 1Q12 4Q11 4Q11

Land Loans

Developing Land $ 62 $ 71 $ 78 $ 86 $ 88 $ (26) Raw Land 46 41 45 57 61 (15) Lot Loans 193 196 203 204 207 (14)

Total 301 308 326 347 356 (55)

Construction Loans

Spec 41 44 49 57 59 (18) Sold 40 37 34 32 33 7

Total 81 81 83 89 92 (11) Total Res Construction $ 382 $ 389 $ 409 $ 436 $ 448 $ (66)

By Region

Atlanta $ 66 $ 68 $ 76 $ 86 $ 86 $ (20) Gainesville MSA 17 17 19 20 20 (3) North Georgia 183 184 193 206 214 (31) North Carolina 82 85 87 88 91 (9) Coastal Georgia 11 23 22 23 24 (13) Tennessee 23 12 12 13 13 10

Total Res Construction $ 382 $ 389 $ 409 $ 436 $ 448 $ (66)

Credit Quality 49

(in millions)

4Q12 3Q12 2Q12 1Q12 4Q11 Net Charge-offs(1) $ 14.5 $ 20.6 $ 18.9 $ 15.9 $ 20.6 as % of Average Loans(1) 1.39% 1.99% 1.85% 1.55% 1.99%

Allowance for Loan Losses $ 107.1 $ 107.6 $ 112.7 $ 113.6 $ 114.5

as % of Total Loans 2.57% 2.60% 2.74% 2.75% 2.79 % as % of NPLs 97 94 98 88 90

Past Due Loans (30 89 Days) .65% .68% .65% .86% .75%

Non-Performing Loans $ 109.9 $ 115.0 $ 115.4 $ 129.7 $ 127.5 OREO 18.3 27.0 30.4 31.9 32.8 Total NPAs 128.2 142.0 145.8 161.6 160.3

Performing Classified Loans 261.9 284.0 324.0 317.0 328.0 Total Classified Assets $ 390.1 $ 426.0 $ 469.8 $ 478.6 $ 488.3

Accruing TDRs (see page 48) $ 122.8 $ 138.3 $ 141.6 $ 125.8 $ 105.8

As % of Original Principal Balance

Non-Performing Loans 69.5% 68.8% 68.8% 70.6% 71.3 % OREO 39.7 36.4 39.3 36.1 35.9

Total NPAs as % of Total Assets 1.88 2.12 2.16 2.25 2.30 as % of Loans & OREO 3.06 3.41 3.51 3.88 3.87

(1) Excludes $25 million of charge-offs for largest loan relationship in 4Q11.

Performing Classified Loans 50

(in millions)

LOANS BY CATEGORY 4Q12 3Q12 2Q12 1Q12 4Q11

Commercial (Sec. by RE):

Owner Occupied $ 65 $ 77 $ 54 $ 78 $ 79 Income Producing 53 49 94 56 64 Total Comm (Sec. by RE) 118 126 148 134 143 Commercial & Industrial 18 19 16 17 16 Commercial Construction 19 27 38 23 18

Total Commercial 155 172 202 174 177

Residential Mortgage 65 73 73 76 76 Residential Construction 38 35 46 64 72 Consumer / Installment 4 3 3 3 3

Total Classified Loans $ 262 $ 283 $ 324 $ 317 $ 328

TDRs by Loan Type

(in thousands)

LOAN TYPE Accruing(1) Non-Accruing Total TDRs As of December 31, 2012

Commercial (Sec by RE) $ 63,975 $ 12,216 $ 76,191 Commercial & Industrial 7,053 198 7,251 Commercial Construction 16,370 17,439 33,809 Total Commercial 87,398 29,853 117,251 Residential Mortgage 17,210 2,086 19,296 Residential Construction 17,853 5,932 23,785 Consumer Installment 309 122 431 Total $ 122,770 $ 37,993 $ 160,763

(1) ___ percent of accruing TDR loans have an interest rate of 4 percent of greater.

As of September 30, 2012

Commercial (Sec by RE) $ 72,042 $ 8,530 $ 80,572 Commercial & Industrial 6,960 239 7,199 Commercial Construction 24,016 11,850 35,866 Total Commercial 103,018 20,619 123,637 Residential Mortgage 16,041 1,446 17,487 Residential Construction 18,922 5,850 24,772 Consumer Installment 337 99 436 Total $ 138,318 $ 28,014 $ 166,332

(1) 75 percent of accruing TDR loans have an interest rate of 4 percent of greater

Net Charge-offs by Loan Category 52

(in thousands)

4Q12 % of Average Loans (Annualized)

% of Avg

Total Loans 3Q12 2Q12 1Q12 4Q11(1) Commercial (Sec. by RE): Owner Occupied $ 4,997 1.76% 3.56% .46% .87% 1.16 % Income Producing 1,153 .67 .70 1.75 .70 .57 Total Comm (Sec. by RE) 6,150 1.35 1.79 .95 .81 .90 Commercial & Industrial 135 .12 (.23) .70 .62 1.08 Commercial Construction 1,688 4.25 7.74 .21 .81 1.75 Total Commercial 7,973 1.30 1.81 .86 .78 1.06

Residential Mortgage 3,254 1.55 1.40 .70 1.98 2.13 Home Equity LOC 445 .49 .80 2.60 1.70 1.79 Residential Construction 2,435 2.52 5.69 9.14 4.84 6.77 Consumer/ Installment 398 1.10 .78 .88 1.72 1.47 Total Net Charge-offs $ 14,505 1.39 1.99 1.85 1.55 1.99

(1) Excludes charge-offs for largest loan relationship of Commerical Construction $2,863; Commercial & Industrial $17,046; CRE Income Producing $901; and, Residential Construction

Net Charge-offs by Market 53

(in millions)

4Q12 % of Average Loans (Annualized)

% of Avg

Total Loans 3Q12 2Q12 1Q12 4Q11(1) North Georgia $ 4,474 1.26% 1.84% 3.58% 2.56% 2.70 % Atlanta MSA 3,977 1.27 3.02 .75 .89 1.37 North Carolina 2,032 1.39 1.15 2.52 1.14 2.10 Coastal Georgia 574 .60 2.67 .23 1.53 .41 Gainesville MSA 1,331 2.04 .45 (.29) 1.35 3.84 East Tennessee 2,117 2.98 .45 .68 .34 .59

Total $ 14,505 1.39 1.99 1.85 1.55 1.99

(1) Excludes charge-offs for largest loan relationship of in North Georgia of $25,000

NPAs by Loan Category and Market 54

(in thousands)

4Q12 4Q12

NPLs OREO Total NPAs NPLs OREO Total NPAs

LOAN CATEGORY MARKETS

Commercial (sec. by RE): North Georgia $ 69,950 $ 8,219 $ 78,169 Owner Occupied $ 12,599 $ 4,989 $ 17,588 Atlanta MSA 18,556 3,442 21,998 Income Producing 9,549 490 10,039 North Carolina 11,014 2,579 13,593 Commercial & Industrial 31,817 - 31,817 Coastal Georgia 3,810 1,609 5,419 Commercial Construction 23,843 2,204 26,047 Gainesville MSA 903 556 1,459 Total Commercial 77,808 7,683 85,491 East Tennessee 5,661 1,859 7,520

Total $ 109,894 $ 18,264 $ 128,158

Residential Mortgage 12,589 4,753 17,342 Residential Construction 18,702 5,828 24,530 Consumer/ Installment 795 - 795

Total $ 109,894 $ 18,264 $ 128,158

55 APPENDIX

Experienced Proven Leadership 56

Joined Years in UCBI Banking

Jimmy Tallent President & CEO 1984 38 Lynn Harton Chief Operating Officer 2012 29 Rex Schuette Chief Financial Officer 2001 35 David Shearrow Chief Risk Officer 2007 31 Bill Gilbert Director of Banking 2000 36 Tim Schools Chief Strategy Officer 2011 12 Ray Skinner Retail Banking 2012 22

Business and Operating Model 57

Twenty-seven “community banks”

 Local CEOs with deep roots in their communities

 Resources of $6.80 billion bank

Service is point of differentiation

 #1 in Customer Satisfaction according to Customer Service Profiles

 J.D. Power Customer Service Champion for 2011

 Recognized 40 companies in the U.S.

 Only bank to be recognized

 Golden rule of banking

 “The Bank That SERVICE Built”

 Ongoing customer surveys

 95% satisfaction rate

Strategic footprint with substantial banking opportunities

 Operates in a number of the more demographically attractive markets in the U.S.

Disciplined growth strategy

 Organic supported by de novos and selective acquisitions

“Community bank service, large bank resources”

58 58

Robust Demographics (fast growing markets)

Population Growth (%) Population Actual Projected Markets1 (in thousands) 2000 - 2011 2011 - 2016

North Georgia 386 21% 4 % Atlanta, GA MSA 5,321 25 5 Gainesville, GA MSA 181 30 4 Coastal Georgia 385 15 5 Western North Carolina 441 15 5 East Tennessee 862 14 5 Greenville-Mauldin-Easley, SC MSA 645 15 6

Total Markets

Georgia 9,775 19 5 North Carolina 9,659 20 7 South Carolina 4,682 17 6 Tennessee 6,402 13 4 United States 310,704 10 3

¹ Population data is for 2011 and includes those markets where United takes deposits. No deposits in SC.

 Source: SNL

Market Share Opportunities 59

Excellent growth prospects

Market United

Deposits Deposits Deposit

Markets (in billions)(1) (in billions)(2) Banks Offices Share(1) Rank(1)

North Georgia $ 6.4  $ 2.0 11 22 32% 1 Western North Carolina 6.4  .9 1 20 12 3 Gainesville MSA 2.6  .3 1 5 12 5 Atlanta MSA 50.2  2.1 10 37 4 7 Coastal Georgia 7.3  .3 2 8 4 8 East Tennessee 16.0  .3 2 11 2 9

Total Markets $ 88.9  $ 5.9 27 103

¹ FDIC deposit market share and rank as of 6/12 for markets where United takes deposits. Source: SNL and FDIC.

2 Based on current quarter.

3 Excludes two loan production offices

Leading Demographics 60

2011 ‐ 2016 Total Assets Population Rank Ticker Company(1) State ($B) Growth(2)

1 CFR Cullen/Frost Bankers, Inc. TX 21.8 8.41

2 IBOC International Bancshares Corporation TX 12.1 7.08

3 HBHC Hancock Holding Company MS 18.5 6.94

4 PB Prosperity Bancshares, Inc. TX 13.7 6.21

5 FCNCA First Citizens BancShares, Inc. NC 21.2 6.18

6 GBCI Glacier Bancorp, Inc. MT 7.6 5.69

7 FIBK First Interstate BancSystem, Inc. MT 7.5 5.44

8 TCBI Texas Capital Bancshares, Inc. TX 9.9 5.12

9 UCBI United Community Banks, Inc. GA 6.8 5.05

10 CBF Capital Bank Financial Corporation FL 6.2 4.99

11 FCBN First Citizens Bancorporation, Inc. SC 8.3 4.94

12 BOKF BOK Financial Corporation OK 27.1 4.72

13 IBKC IBERIABANK Corporation LA 12.5 4.64

14 WAL Western Alliance Bancorporation AZ 7.4 4.50

15 STSA Sterling Financial Corporation WA 9.5 4.10

NOTE: Financial information as of September 30, 2012

(1) Includes publicly traded companies with assets between $5.0 ‐ $50.0 billion as of September 30, 2012

(2) Population growth weighted by county (cumulative) Data Source: SNL Financial

Loans / Deposits - Liquidity 61

(in millions)

Variance 4Q12 3Q12 4Q11 vs 3Q12 vs 4Q11

Loans $ 4,175 $ 4,138 $ 4,110 $ 37 $ 65

Core (DDA, MMDA, Savings) $ 3,213 $ 3,138 $ 2,902 $ 75 $ 311 Public Funds 770 644 884 126 (114) CD’s 1,724 1,817 2,133 (93) (409) Total Deposits (excl Brokered) $ 5,707 $ 5,599 $ 5,919 $ 108 $ (212)

Loan to Deposit Ratio 73% 74% 69%

Investment Securities:

Available for Sale -Fixed $ 1,126 $ 1,002 $ 1,227 $ 124 $ (101) -Floating 712 760 563 (48) 149 Held to Maturity -Fixed 222 239 300 (17) (78) -Floating 22 24 30 (2) (8) Total Investment Securities 2,082 2,025 2,120 57 (38)

Percent of Assets (Excludes Floating) 20% 19% 22%

Wholesale Borrowings - Liquidity 62

(in millions)

Unused Variance Capacity 4Q12 3Q12 4Q11 vs 3Q12 vs 4Q11

Wholesale Borrowings

(1)

Brokered Deposits $ 1,455 $ 245 $ 233 $ 179 $ 12 $ 66 FHLB 1,123 40 50 41 (10) (1) Fed Funds 130 - - - - -Other Wholesale - 53 53 103 - (50)

Total $ 2,708 $ 338 $ 336 $ 323 $ 2 $ 15

Long-Term Debt

Senior Debt $ 35 $ - $ - $ 35 $ 35 Sub-Debt 35 65 65 (30) (30) Trust Preferred Securities 55 55 55 - -

Total Long-Term Debt $ 125 $ 120 $ 120 $ 5 $ 5

(1) Estimated Brokered Deposit Total Capacity at 25% of Assets

Deposits 63 Business Mix – at quarter-end

(in millions)

4Q12 vs. DEPOSITS BY CATEGORY 4Q12 3Q12 2Q12 1Q12 4Q11 4Q11

Demand & Now $ 1,841 $ 1,796 $ 1,735 $ 1,722 $ 1,674 $ 167 MMDA & Savings 1,372 1,342 1,330 1,331 1,228 144

Core Transaction Deposits 3,213 3,138 3,065 3,053 2,902 311

Time < $100,000 1,050 1,118 1,159 1,201 1,326 (276) Time $100,000 < $250,000 547 598 625 654 694 (147) Public Deposits 739 612 623 782 844 (105) Total Core Deposits 5,549 5,466 5,472 5,690 5,766 (217)

Time $250,000 127 101 103 105 113 14 Public Deposits 31 32 36 38 40 (9)

Total Customer Deposits 5,707 5,599 5,611 5,833 5,919 (212)

Brokered Deposits 245 224 211 168 179 66

Total Deposits $ 5,952 $ 5,823 $ 5,822 $ 6,001 $ 6,098 $ (146)

Core Transaction Deposits 64

Geographic Diversity

Core Transactions / Total Deposits (%) 4Q12 4Q11

4Q 11 4Q 12

$ in millions Coastal GA 67.8% 43.2%

East Tennessee

Gainesville MSA 63.7 56.8 North Carolina 58.9 52.9

Coastal Georgia

Atlanta MSA 59.9 51.0 East TN 57.9 53.2

Gainesville MSA

North Georgia 54.8 48.7

North Carolina Total 56.3% 49.0%

North Georgia

Atlanta MSA

Margin – Credit Costs 65

.26%

Credit Costs .23% Impacting Margin

.19% .19% Historically 8 to 12 bps

.17%

 Cost 4Q12 vs. Historical –5 bps (annual earnings impact of $3.2 million)

 1 bps = $648 thousand in NIR

Proactively Addressing Credit Environment 66

Structure

 Centralized underwriting and approval process

 Segregated work‐out teams

 Highly skilled ORE disposition group

 Seasoned regional credit professionals

Process

 Continuous external loan review

 Intensive executive management involvement: o Weekly past due meetings o Weekly NPA/ORE meetings o Quarterly criticized watch loan review meetings o Quarterly pass commercial and CRE portfolio review meetings

 Internal loan review of new credit relationships

Policy

 Ongoing enhancements to credit policy

 Periodic updates to portfolio limits

67 Lending – Credit Summary 67 (in millions)  Legal lending limit $163  House lending limit 20 Project lending limit 12  Top 25 relationships 371 Regional credit review – Standard underwriting

Business Mix Loans 68

(at quarter-end)

(in millions)

4Q12 vs. LOANS BY CATEGORY 4Q12 3Q12 2Q12 1Q12 4Q11 4Q11

Commercial (Sec. by RE):

Owner Occupied $ 1,131 $ 1,126 $ 1,140 $ 1,137 $ 1,111 $ 20 Income Producing 682 693 697 706 711 (29) Total Comm (Sec. by RE) 1,813 1,819 1,837 1,843 1,822 (9) Commercial & Industrial 458 460 450 440 428 30 Commercial Construction 155 161 169 167 164 (9)

 Total Commercial 2,426 2,440 2,456 2,450 2,414 12

Residential Mortgage 1,214 1,174 1,128 1,131 1,135 79 Residential Construction 382 389 409 436 448 (66) Consumer / Installment 153 135 126 111 113 40

Total Loans $ 4,175 $ 4,138 $ 4,119 $ 4,128 $ 4,110 $ 65

69 69

Loans – Markets Served (at quarter-end)

(in millions)

4Q12 vs. LOANS BY MARKET 4Q12 3Q12 2Q12 1Q12 4Q11 4Q11

North Georgia $ 1,364 $ 1,383 $ 1,387 $ 1,408 $ 1,426 $ (62) Atlanta MSA 1,288 1,257 1,252 1,239 1,220 68 North Carolina 579 579 576 588 597 (18) Coastal Georgia 400 380 369 366 346 54 Gainesville MSA 261 256 259 262 265 (4) East Tennessee 283 283 276 265 256 27

Total Loans $ 4,175 $ 4,138 $ 4,119 $ 4,128 $ 4,110 $ 65

Residential Construction – North Georgia 70

(in millions)

4Q12 vs. 4Q12 3Q12 2Q12 1Q12 4Q11 4Q11

Land Loans

Developing Land $ 30 $ 33 $ 39 $ 44 $ 44 $ (14) Raw Land 17 17 18 26 26 (9) Lot Loans 112 111 113 113 118 (6)

Total 159 161 170 183 188 (29)

Construction Loans

Spec 7 8 9 12 12 (5) Sold 17 15 14 11 14 3

Total 24 23 23 23 26 (2)

Total Res Construction $ 183 $ 184 $ 193 $ 206 $ 214 $ (31)

Residential Construction – Atlanta MSA 71

(in millions)

4Q12 vs. 4Q12 3Q12 2Q12 1Q12 4Q11 4Q11

Land Loans

Developing Land $ 13 $ 14 $ 14 $ 17 $ 17 $ (4) Raw Land 9 9 9 13 14 (5) Lot Loans 16 18 22 22 22 (6)

Total 38 41 45 52 53 (15)

Construction Loans

Spec 20 19 24 27 27 (7) Sold 8 8 7 7 6 2

Total 28 27 31 34 33 (5)

Total Res Construction $ 66 $ 68 $ 76 $ 86 $ 86 $ (20)

72 72

Business Mix Loans (at year-end)

(in millions)

2012 2011 2010 2009 2008 LOANS BY CATEGORY

Commercial (Sec. by RE) $ 1,813 $ 1,822 $ 1,761 $ 1,779 $ 1,627 Commercial & Industrial 458 428 441 390 410 Commercial Construction 155 164 297 363 500

 Total Commercial 2,426 2,414 2,499 2,532 2,537

Residential Mortgage 1,214 1,135 1,279 1,427 1,526 Residential Construction 382 448 695 1,050 1,479 Consumer / Installment 153 113 131 142 163

Total Loans $ 4,175 $ 4,110 $ 4,604 $ 5,151 $ 5,705

73 73

Loans – Markets Served (at year-end)

(in millions)

2012 2011 2010 2009 2008 LOANS BY MARKET

North Georgia $ 1,364 $ 1,426 $ 1,689 $ 1,884 $ 2,040 Atlanta MSA 1,288 1,220 1,310 1,435 1,706 North Carolina 579 597 702 772 810 Coastal Georgia 400 346 335 405 464 Gainesville MSA 261 265 312 390 420 East Tennessee 283 256 256 265 265

Total Loans $ 4,175 $ 4,110 $ 4,604 $ 5,151 $ 5,705

74

NPAs by Loan Category, Market, and Activity

Credit Quality [1]

(in thousands)	Fourth Quarter 2012			Third Quarter 2012			Second Quarter 2012		
	Non-performing Loans	Foreclosed Properties	Total NPAs	Non-performing Loans	Foreclosed Properties	Total NPAs	Non-performing Loans	Foreclosed Properties	Total NPAs
NPAs BY CATEGORY									
Owner occupied CRE	$ 12,599	$ 4,989	$ 17,588	$ 14,140	$ 7,170	$ 21,310	$ 9,399	$ 7,914	$ 17,313
Income producing CRE	9,549	490	10,039	11,756	1,597	13,353	9,716	2,672	12,388
Commercial & industrial	31,817	-	31,817	32,678	-	32,678	34,982	-	34,982
Commercial construction	23,843	2,204	26,047	18,590	3,121	21,711	18,175	2,732	20,907
Total commercial	77,808	7,683	85,491	77,164	11,888	89,052	72,272	13,318	85,590
Residential mortgage	11,151	4,753	15,904	12,629	6,031	18,660	15,272	5,591	20,863
Home equity lines of credit	1,438	-	1,438	1,367	-	1,367	1,359	-	1,359
Residential construction	18,702	5,828	24,530	22,935	9,039	31,974	25,530	11,512	37,042
Consumer installment	795	-	795	906	-	906	907	-	907
Total NPAs	$ 109,894	$ 18,264	$ 128,158	$ 115,001	$ 26,958	$ 141,959	$ 115,340	$ 30,421	$ 145,761
Balance as a % of Unpaid Principal	69.5%	39.7%	62.8%	68.8%	36.4%	58.8%	68.8%	39.3%	59.4%
NPAs BY MARKET									
North Georgia	$ 69,950	$ 8,219	$ 78,169	$ 72,211	$ 14,582	$ 86,793	$ 77,332	$ 13,546	$ 90,878
Atlanta MSA	18,556	3,442	21,998	21,349	5,926	27,275	17,593	8,651	26,244
North Carolina	11,014	2,579	13,593	9,622	2,771	12,393	10,657	3,287	13,944
Coastal Georgia	3,810	1,609	5,419	6,822	864	7,686	5,822	785	6,607
Gainesville MSA	903	556	1,459	840	1,328	2,168	991	2,998	3,989
East Tennessee	5,661	1,859	7,520	4,157	1,487	5,644	2,945	1,154	4,099
Total NPAs	$ 109,894	$ 18,264	$ 128,158	$ 115,001	$ 26,958	$ 141,959	$ 115,340	$ 30,421	$ 145,761
NPA ACTIVITY									
Beginning Balance	$ 115,001	$ 26,958	$ 141,959	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591
Loans placed on non-accrual	20,211	-	20,211	30,535	-	30,535	29,364	-	29,364
Payments received	(6,458)	-	(6,458)	(3,646)	-	(3,646)	(15,027)	-	(15,027)
Loan charge-offs	(11,722)	-	(11,722)	(19,227)	-	(19,227)	(19,382)	-	(19,382)
Foreclosures	(7,138)	7,138	-	(8,001)	8,001	-	(9,319)	9,319	-
Capitalized costs	-	201	201	-	102	102	-	415	415
Note / property sales	-	(12,845)	(12,845)	-	(8,822)	(8,822)	-	(10,461)	(10,461)
Write downs	-	(1,438)	(1,438)	-	(2,394)	(2,394)	-	(1,008)	(1,008)
Net gains (losses) on sales	-	(1,750)	(1,750)	-	(350)	(350)	-	269	269
Ending Balance	$ 109,894	$ 18,264	$ 128,158	$ 115,001	$ 26,958	$ 141,959	$ 115,340	$ 30,421	$ 145,761

[1] Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

75

Net Charge-offs by Category and Market

Credit Quality [1]

(in thousands)	Fourth Quarter 2012 Net Charge-Offs	Fourth Quarter 2012 Net Charge-Offs to Average Loans [2]	Third Quarter 2012 Net Charge-Offs	Third Quarter 2012 Net Charge-Offs to Average Loans [2]	Second Quarter 2012 Net Charge-Offs	Second Quarter 2012 Net Charge-Offs to Average Loans [2]
NET CHARGE-OFFS BY CATEGORY						
Owner occupied CRE	$ 4,997	1.76 %	$ 6,192	3.56 %	$ 1,305	.46 %
Income producing CRE	1,153	.67	1,982	.70	3,044	1.75
Commercial & industrial	135	.12	(259)	(.23)	775	.70
Commercial construction	1,688	4.25	3,190	7.74	88	.21
Total commercial	7,973	1.30	11,105	1.81	5,212	.86
Residential mortgage	3,254	1.55	2,846	1.40	1,971	.70
Home equity lines of credit	445	.49	681	.80	1,891	2.60
Residential construction	2,435	2.52	5,676	5.69	9,563	9.14
Consumer installment	398	1.10	255	.78	259	.88
Total	$ 14,505	1.39	$ 20,563	1.99	$ 18,896	1.85
NET CHARGE-OFFS BY MARKET						
North Georgia	$ 4,474	1.26 %	$ 6,451	1.84 %	$ 12,474	3.58 %
Atlanta MSA	3,977	1.27	9,344	3.02	2,307	.75
North Carolina	2,032	1.39	1,674	1.15	3,634	2.52
Coastal Georgia	574	.60	2,486	2.67	211	.23
Gainesville MSA	1,331	2.04	294	.45	(187)	(.29)
East Tennessee	2,117	2.98	314	.45	457	.68
Total	$ 14,505	1.39	$ 20,563	1.99	$ 18,896	1.85

[1] Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

[2] Annualized.

76

Net Charge-offs by Category and Market Asset Disposition Plan *as of March 31, 2011*

Credit Quality - Net Charge-Offs First Quarter 2011 [1]

	Asset Disposition Plan				Other Net Charge-Offs	First Quarter 2011 Net Charge-Offs
	Bulk Loan Sale [2]		Other Bulk Loan Sales [3]	Foreclosure Charge-Offs [4]		
(in thousands)	Performing Loans	Nonperforming Loans				
NET CHARGE-OFFS BY CATEGORY						
Commercial (sec. by RE)	$ 29,451	$ 11,091	$ 3,318	$ 1,905	$ 2,842	$ 48,607
Commercial construction	32,530	15,328	292	419	1,146	49,715
Commercial & industrial	365	2,303	859	-	513	4,040
Total commercial	62,346	28,722	4,469	2,324	4,501	102,362
Residential construction	43,018	23,459	3,325	11,693	10,643	92,138
Residential mortgage	13,917	14,263	1,676	1,538	4,989	36,383
Consumer / installment	86	168	30	24	383	691
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574
NET CHARGE-OFFS BY MARKET						
Atlanta MSA	$ 37,186	$ 8,545	$ 1,428	$ 6,034	$ 3,296	$ 56,489
Gainesville MSA	3,563	2,442	957	700	954	8,616
North Georgia	57,969	47,699	2,508	6,585	8,544	123,305
Western North Carolina	11,138	4,743	2,415	1,402	6,749	26,447
Coastal Georgia	6,835	2,180	2,013	634	341	12,003
East Tennessee	2,676	1,003	179	224	632	4,714
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574

[1] Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

[2] Charge-offs totaling $186 million were recognized on the bulk loan sale in the first quarter of 2011. The loans were transferred to the loans held for sale category in anticipation of the second quarter bulk loan sale that was completed on April 18, 2011.

[3] Losses on smaller bulk sale transactions completed during the first quarter of 2011.

[4] Loan charge-offs recognized in the first quarter of 2011 related to loans transferred to foreclosed properties. Such charge-offs were elevated in the first quarter as a result of the asset disposition plan, which called for aggressive write downs to expedite sales in the second and third quarters of 2011.

77

Credit Quality – Bulk Loan Sale Summary *as of March 31, 2011*

Credit Quality - Bulk Loan Sale Summary [1]

(in thousands)	Performing Loans			Nonperforming Loans			Total Loans		
	Carrying Amount [2]	Charge-Offs [3]	Loans Held for Sale [4]	Carrying Amount [2]	Charge-Offs [3]	Loans Held for Sale [4]	Carrying Amount [2]	Charge-Offs [3]	Loans Held for Sale [4]
BY CATEGORY									
Commercial (sec. by RE)	$ 40,902	$ 29,451	$ 11,451	$ 17,202	$ 11,090	$ 6,112	$ 58,104	$ 40,541	$ 17,563
Commercial construction	45,490	32,530	12,960	22,440	15,328	7,112	67,930	47,858	20,072
Commercial & industrial	504	365	139	3,397	2,302	1,095	3,901	2,667	1,234
Total commercial	86,896	62,346	24,550	43,039	28,720	14,319	129,935	91,066	38,869
Residential construction	59,747	43,018	16,729	35,508	23,459	12,049	95,255	66,477	28,778
Residential mortgage	19,342	13,917	5,425	21,716	14,262	7,454	41,058	28,179	12,879
Consumer / installment	120	86	34	238	169	69	358	255	103
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629
BY MARKET									
Atlanta MSA	$ 51,647	$ 37,186	$ 14,461	$ 13,755	$ 8,545	$ 5,210	$ 65,402	$ 45,731	$ 19,671
Gainesville MSA	4,949	3,563	1,386	3,695	2,442	1,253	8,644	6,005	2,639
North Georgia	80,831	57,969	22,862	70,900	47,698	23,202	151,731	105,667	46,064
Western North Carolina	15,468	11,138	4,330	7,228	4,743	2,485	22,696	15,881	6,815
Coastal Georgia	9,493	6,835	2,658	3,527	2,179	1,348	13,020	9,014	4,006
East Tennessee	3,717	2,676	1,041	1,396	1,003	393	5,113	3,679	1,434
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629

[1] This schedule presents a summary of classified loans included in the bulk loan sale transaction that closed on April 18, 2011.

[2] This column represents the book value, or carrying amount, of the loans prior to charge offs to mark loans to expected proceeds from sale.

[3] This column represents the charge-offs required to adjust the loan balances to the expected proceeds from the sale based on indicative bids received from prospective buyers, including principal payments received or committed advances made after the cutoff date through March 31, 2011 that are part of the settlement.

[4] This column represents the expected proceeds from the bulk sale based on indicative bids received from prospective buyers and equals the balance shown on the consolidated balance sheet as loans held for sale.

78

Non GAAP Reconciliation Tables

(in thousands except EPS)

	Operating Earnings to GAAP Earnings Reconciliation			
	4Q12	3Q12	2Q12	1Q12
Core net interest revenue reconciliation				
Core net interest revenue	$ 56,028	$ 57,371	$ 56,836	$ 58,864
Interess reversed on performing loans included in bulk sale	-	-	-	-
Taxable equivalent adjustment	(381)	(419)	(444)	(446)
Net interest revenue (GAAP)	**$ 55,647**	**$ 56,952**	**$ 56,392**	**$ 58,418**
Core fee revenue reconciliation				
Core fee revenue	$ 14,551	$ 13,003	$ 12,764	$ 13,091
Securities gains, net	31	-	6,490	557
Loss on prepayment of borrowings	-	-	(6,199)	(482)
Gains from sales of low income housing tax credits	-	-	-	728
Hedge ineffectiveness gains (losses)	116	608	(180)	115
Interest on Federal tax refund	-	-	-	1,100
Mark to market on deferred compensation plan assets	63	153	(8)	270
Fee revenue (GAAP)	**$ 14,761**	**$ 13,764**	**$ 12,867**	**$ 15,379**
Core operating expense reconciliation				
Core operating expense	$ 41,489	$ 40,523	$ 41,312	$ 42,670
Foreclosed property expense	4,611	3,706	1,851	3,825
Severance	563	401	1,155	190
Reclassification of pension actuarial gains and losses and prior service costs to OCI	-	-	-	-
Professional fees incurred in connection with Bulk Loan Sale				
Property taxes paid on collateral for loans in Bulk Loan Sale				
Mark to market on deferred compensation plan liability	63	153	(8)	270
Operating expense (GAAP)	**$ 46,726**	**$ 44,783**	**$ 44,310**	**$ 46,955**

79

Non GAAP Reconciliation Tables

(in thousands except EPS)

	Operating Earnings to GAAP Earnings Reconciliation			
	4Q11	3Q11	2Q11	1Q11
Core net interest revenue reconciliation				
Core net interest revenue	$ 59,050	$ 59,281	$ 58,946	$ 58,406
Interesst reversed on performing loans included in bulk sale	-	-	-	(2,014)
Taxable equivalent adjustment	(423)	(420)	(429)	(435)
Net interest revenue (GAAP)	**$ 58,627**	**$ 58,861**	**$ 58,517**	**$ 55,957**
Core fee revenue reconciliation				
Core fee revenue	$ 11,442	$ 11,309	$ 11,096	$ 10,352
Securities gains, net	4	-	783	55
Loss on prepayment of borrowings	-	-	(791)	-
Gains from sales of low income housing tax credits	728	-	-	-
Hedge ineffectiveness gains (losses)	313	575	2,810	1,303
Interest on Federal tax refund	-	-	-	-
Mark to market on deferred compensation plan assets	180	(386)	7	128
Fee revenue (GAAP)	**$ 12,667**	**$ 11,498**	**$ 13,905**	**$ 11,838**
Core operating expense reconciliation				
Core operating expense	$ 43,843	$ 44,093	$ 45,680	$ 46,644
Foreclosed property expense	9,302	2,813	1,891	64,899
Severance	-	-	1,150	-
Reclassification of pension actuarial gains and losses and prior service costs to OCI	(2,245)	-	-	-
Professional fees incurred in connection with Bulk Loan Sale		-	-	1,000
Property taxes paid on collateral for loans in Bulk Loan Sale		-	-	2,600
Mark to market on deferred compensation plan liability	180	(386)	7	128
Operating expense (GAAP)	**$ 51,080**	**$ 46,520**	**$ 48,728**	**$ 115,271**

Non GAAP Reconciliation Tables 80

Operating Earnings to GAAP Earnings Reconciliation

4Q12 3Q12 2Q12 1Q12

Net interest margin - pre credit reconciliation

Net interest margin - pre credit 3.61% 3.79% 3.62% 3.76 % Effect of interest reversals, lost interest, and carry costs of NPAs (.17) (.19) (.19) (.23)

 Net interest margin 3.44% 3.60% 3.43% 3.53%

Tangible common equity and tangible equity to tangible assets reconciliation

Tangible common equity to tangible assets 5.67% 5.73% 5.45% 5.33 % Effect of preferred equity 2.88 2.93 2.79 2.75

 Tangible equity to tangible assets 8.55 8.66 8.24 8.08

Effect of goodwill and other intangibles .08 .09 .09 .11

 Equity to assets (GAAP) 8.63% 8.75% 8.33% 8.19%

Tangible common equity to risk-weighted assets reconciliation

Tangible common equity to risk-weighted assets 8.33% 8.44% 8.37% 8.21 % Effect of preferred equity 4.24 4.29 4.35 4.23

 Tangible equity to risk weighted assets 12.57 12.73 12.72 12.44

Effect of other comprehensive income .51 .36 .28 .10 Effect of trust preferred 1.15 1.17 1.19 1.15

 Tier I capital ratio (Regulatory) 14.23% 14.26% 14.19% 13.69%

Non GAAP Reconciliation Tables 81

Operating Earnings to GAAP Earnings Reconciliation

4Q11 3Q11 2Q11 1Q11

Net interest margin - pre credit reconciliation

Net interest margin - pre credit 3.77% 3.79% 3.67% 3.84 % Effect of interest reversals, lost interest, and carry costs of NPAs (.26) (.24) (.26) (.43)

 Net interest margin 3.51% 3.55% 3.41% 3.41%

Tangible common equity and tangible equity to tangible assets reconciliation

Tangible common equity to tangible assets 5.38% 5.65% 1.37% 2.70 % Effect of preferred equity 2.78 2.77 6.56 3.31

 Tangible equity to tangible assets 8.16 8.42 7.93 6.01

Effect of goodwill and other intangibles .12 .13 .13 .14

 Equity to assets (GAAP) 8.28% 8.55% 8.06% 6.15%

Tangible common equity to risk-weighted assets reconciliation

Tangible common equity to risk-weighted assets 8.25% 8.52% 8.69% .75 % Effect of preferred equity 4.29 4.33 4.20 5.87

 Tangible equity to risk weighted assets 12.54 12.85 12.89 6.62

Effect of other comprehensive income (.03) (.29) (.42) (.32) Effect of trust preferred 1.18 1.19 1.15 1.13

 Tier I capital ratio (Regulatory) 13.69% 13.75% 13.62% 7.43%

Analyst Coverage 82

FIG Partners Sandler O’Neill & Partners

(Market Perform ‐ Nov 9, 2012) (Hold, Oct 25, 2012)

Keefe, Bruyette & Woods Stephens, Inc.

(Market Perform ‐ Oct 25, 2012) (Overweight ‐ Jan 14, 2013)

Raymond James & Assoc. SunTrust Robinson Humphrey

(Market Perform ‐ Sep 26, 2012) (Neutral ‐ Oct 25, 2012)

83 United Community Banks, Inc. Investor Presentation Fourth Quarter 2012 Copyright 2013 United Community Banks, Inc. All rights reserved.